                                                                   EXHIBIT 10.28
                                                                   -------------

               CONDITIONAL DEMAND REGISTRATION RIGHTS AGREEMENT

     This CONDITIONAL DEMAND REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made as of December 12, 1996 between Penske Motorsports, Inc., a Delaware corporation (the "Company") and Kaiser Ventures Inc., a Delaware corporation ("Kaiser").

                                    Recitals

     A. Kaiser is currently the owner of 1,373,625 shares of the common stock of the Company, $.0l par value share, and will acquire an additional 254,298 shares of the Company's common stock upon the consummation of a proposed real estate transaction (collectively the "SHARES"), as set forth in a Purchase Agreement and Escrow among the Company, Kaiser and The California Speedway Corporation ("TCSC").

     B. The Company, Kaiser and PSH Corp., a Delaware corporation ("Penske"), are parties to a Shareholders Agreement, dated November 22, 1995, as amended pursuant to a First Amendment to Shareholders Agreement, dated March 21, 1996 (the "Shareholders Agreement").

     C. In order to accommodate those person or entities that may accept the pledge of all or any portion of the Shares as collateral for a loan, bond, financial assurance or other similar obligation, Kaiser desires to obtain, and the Company is willing to grant, certain registration rights for the Shares in the event a holder of a security interest in the Shares should foreclose on the Shares and then be required to sell all or any portion of such Shares to satisfy all or a portion of Kaiser's indebtedness to such lender.

     NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Company and Kaiser agree as follows:

     1. Confirmation of Ability to Pledge the Shares. The Company hereby agrees that Kaiser shall have the right to pledge all or any part of the shares to a third party as collateral for a loan, bond, financial assurance or other similar borrowing, potential borrowing, or obligation (hereafter a "Secured Lender" and collectively "Secured Lenders")) subject to the terms and conditions of this Agreement, the Shareholders Agreement, the Lock-up Agreement between Kaiser and CS First Boston dated March 21, 1996, and any restrictions imposed by applicable law.

     2.   Demand Registration Rights.

          (a) Subject to the terms and conditions of this Agreement, upon written demand to the Company by a Secured Lender who is the beneficial owner of a majority of the Registrable Securities (as defined below) pledged to Secured Lenders (a "Majority Holder"), the Company shall undertake all reasonable efforts to effect the registration of all or any portion of the Registrable Securities (as defined below) owned by the Secured Lenders under the Securities Act of 1933, as amended (the "Securities Act") and pursuant to applicable state "blue sky" laws ("Demand Registration"). The term "Registrable Securities" means those shares beneficially owned by a Secured Lender and acquired from Kaiser through foreclosure or through a transfer in lieu of foreclosure, and as a result of a default by Kaiser under the terms

               CONDITIONAL DEMAND REGISTRATION RIGHTS AGREEMENT


of any security or pledge agreement which grants to such Secured Lender a security interest in, or pledge of, all or any part of the Shares together with all the Shares deemed Registrable Securities pursuant to Section 2(b) below. The terms "beneficial owner" or "beneficial ownership" as used in this Agreement shall mean ownership in accordance with Rule 13d-3 promulgated pursuant to the Securities Exchange Act of 1934, as amended.

        (b) Each request for a Demand Registration shall specify the approximate number of Registrable Securities requested to be registered. Within ten (10) days after receipt of any such request, the Company will give written notice of such requested registration to all Secured Lenders known to the Company and will include in such registration all Shares with respect to which the Company has received written requests for inclusion therein within fifteen (15) days after the receipt of Company's notice. All of such Shares shall thereafter be deemed Registrable Securities for purposes of this Agreement.

        (c) The holders of Registrable Securities are entitled to request two Demand Registrations, an initial Demand Registration and a second Demand Registration pursuant to Paragraph 3(c) below. The Secured Lenders will pay all Registration Expenses (as defined in Paragraph 6 below) pro-rata on the basis of the amount of securities being sold by each such holder participating in the Demand Registration. No party has any rights under this Agreement to request Demand Registrations except as provided in this Agreement. A registration will not count as a permitted Demand Registration until it has become effective, (unless such Demand Registration has not become effective due solely to the fault of the holders requesting such registration). The Demand Registrations shall be underwritten registrations.

        (d) Subject to the restrictions below, the Company may include in the Demand Registration any securities which are not Registrable Securities. If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and the additional securities requested to be included in such offering, if any, exceeds the number of securities that can be reasonably sold in such offering without adversely affecting the marketability of the offering, the Company will include in such registration, prior to the inclusion of any additional securities which are not Registrable Securities, the number of Registrable Securities requested to be included that in the opinion of such underwriters can be sold without adversely affecting the marketability of the offering. In such event, the amount of Registrable Securities to be registered shall be first allocated to all those Shares requested by a Majority Holder with the balance of the Registrable Securities to be included in the Demand Registration allocated pro-rata among the other respective holders of such Registrable Securities on the basis of the amount of Registrable Securities, excluding the Majority Holder, owned by each other holder; but in no event shall the number of shares registered in the initial Demand Registration be less than 850,000 Shares of Registrable Securities unless agreed upon in writing by the Company and the Secured Lenders.

        (e) The Company will not be obligated to effect any Demand Registration within nine (9) months after the effective date of a previous registration statement filed by the Company under the Securities Act of 1933. The Company may postpone for up to three (3) months the filing or the effectiveness of a registration statement for the Demand Registration if the Company in its reasonable good faith judgment, determines that such Demand

               CONDITIONAL DEMAND REGISTRATION RIGHTS AGREEMENT


Registration would reasonably be expected to have an adverse effect on any then existing proposal or plan by the Company or of its Subsidiaries to engage in any acquisition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer, issuance and selling of additional stock whether through a public offering or otherwise, or any similar transaction; provided that in such event, the holders of Registrable Securities initially requesting such Demand Registration will be entitled to withdraw such request and, if such request is withdrawn, such Demand Registration will not count as a Demand Registration under this Agreement. Notwithstanding the foregoing, in the event the Company has filed or intends to file a registration statement within three (3) months and such filing or intent to file precludes the Secured Lenders from registering their Registrable Securities such Secured Lenders shall have "piggyback" registration rights in accordance with, and subject to the terms and conditions of the Registration Rights Agreement, dated as of March 21, 1996, by and between the Company and Kaiser (the "Registration Rights Agreement"), as if such Registrable Securities are "Shares" thereunder.

     3. Conditions of Obligation to Register Shares. The obligation of the Company under this Agreement to register any of the Shares owned by a Secured Lender are subject to each of the following conditions:

          (a) The amount of Registrable Securities being registered on behalf of the Majority Holder must be beneficially owned by the Majority Holder. Any Secured Lender other than the Majority Holder need not be the owner of Shares to participate in a Demand Registration, but in no event shall Kaiser or an affiliate of Kaiser be deemed a Secured Lender hereunder.

          (b) Prior to the commencement of the registration of the Registrable Securities, the Secured Lender shall have first offered the Registrable Securities to the Company, in accordance with the procedures and on the terms and conditions set forth in Section 1.3 of the Shareholders Agreement. If the Company elects not to purchase the Registrable Securities, then the Secured Lenders shall offer the Registrable Securities to PSH Corp., in accordance with the procedures and on the terms and conditions set forth in Section 1.3 of the Shareholders Agreement except that PSH Corp. shall have ten (10) days in which to exercise its option purchase shares. If PSH Corp., elects not to purchase the Registrable Securities, then the Secured Lenders shall offer the Registrable Securities to Penske Performance, Inc. in accordance with the procedures and on the terms and conditions set forth in Section 1.3 of the Shareholders Agreement, except that Penske Performance, Inc. shall have ten (10) days in which to exercise its option to purchase such shares. If Penske Performance, Inc., elects not to purchase the Registrable Securities, then the Secured Lenders shall offer the Registrable Securities to International Speedway Corporation in accordance with the procedures and on the terms and conditions set forth in
Section 1.3 of the Shareholders Agreement, except that International Speedway shall have ten (10) days in which to exercise its option to purchase such Registrable Securities. If International Speedway Corporation elects not to purchase the Registrable Securities then the Secured Lenders may exercise the Demand Registration rights hereunder.

          (c) The Company shall not be required to include in any Registration statement more than 850,000 Shares of the Registrable Securities on behalf of the Secured Lenders. However, after a twelve (12) month period after the effective date of the initial

               CONDITIONAL DEMAND REGISTRATION RIGHTS AGREEMENT


registration statement, the Secured Lenders may by written demand to the Company require the registration of the balance of the Registrable Securities not previously registered.

          (d) During such time as Secured Lender may be engaged in a distribution of the Shares that are registered, such holder will comply with Rules 10b-7 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and pursuant thereto, Secured Lender will, among other things, cause to be furnished to each broker through whom Registration Securities may be offered, or to the offeree if an offer is not made through a broker, such copies of the prospectus covering the Shares that are registered and any amendment or supplement thereto and documents incorporated by reference therein as may be required by law and the Secured Party shall not bid for or purchase any shares of the Company or attempt to induce any other person to purchase any securities of the Company other than as permitted under Exchange Act.

          (e) To the extent not inconsistent with applicable law, each Secured Lender will agree not to effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities during the seven (7) days prior to, and the 180-day period beginning on the effective date of the underwritten Demand Registration, unless the underwriter managing the registered public offering otherwise agrees.

          (f) Each Secured Lender participating in a Demand Registration shall furnish to the Company a written undertaking that such Secured Lender is bound by and will abide by the terms of this Agreement.

     4. Secured Lender's Cooperation. The Secured Lender will cooperate with the Company in connection with the preparation of the registration statement, and for so long as the Company is obligated to file and keep effective the registration statement, will provide to the Company, in writing, for use in the registration statement, all information regarding Secured Party as may be necessary to enable the Company to prepare the registration statement and prospectus covering the Registrable Securities, to maintain the currency and the currency and effectiveness thereof and otherwise to comply with all applicable requirements of law in connection therewith.

     5. Exercise of Piggyback Registration Rights. In the event a Secured Lender makes a written demand for registration pursuant to the terms of this Agreement, Kaiser shall not have any "piggyback" registration rights pursuant to the Registration Rights Agreement for such registration statement. However, Kaiser's inability to participate in a registration shall not otherwise affect its "piggyback" registration rights under the Registration Rights Agreement nor shall it count as an offering in which Kaiser declined to participate.

     6.   Registration Expenses.

          (a) All expenses incident to the Company's performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters and other Persons retained by the

               CONDITIONAL DEMAND REGISTRATION RIGHTS ACGREEMENT


Company (all such expenses being herein called "Registration Expenses"), will be borne by Secured Lenders unless such registration shall be deemed an exercise of Kaiser's "piggyback" pro-rata on the basis of the amount of the securities being sold by each such holder, registration rights under the Registration Rights Agreement in which case the allocation of Registration Expenses provided in the Registration Rights Agreement shall be applicable.

          (b) Notwithstanding Paragraph 6(a) above, if the Company should also register securities pursuant to the same registration statement as for all or any portion of the Shares being registered on behalf of a Secured Lender, the Registration Expenses shall be allocated and paid pro rata among all such persons, including the Company, on the amount of securities being sold by each such person.

     7.   Indemnification.

          (a) The Company agrees to indemnify, to the extent permitted by law, the Secured Lenders, their respective officers, directors, counsel and each Person who controls Secured Lenders (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by Kaiser or the Secured Lenders for use therein or by Kaiser's or the Secured Lenders failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished the Secured Lenders with a sufficient number of copies of the same.

          (b) In connection with any registration statement in which Secured Lenders are participating, the Secured Lenders and Kaiser will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law each of the Secured Lenders and Kaiser, will indemnify the Company, its directors, officers, counsel, accountants and each Person who controls the Company (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by any of the Secured Lenders or Kaiser. No Secured Party or Kaiser shall be responsible for the information furnished by the other.

          (c) Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying

               CONDITIONAL DEMAND REGISTRATION RIGHTS AGREEMENT


party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

          (d) The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of securities.

     8. Termination. This Agreement shall automatically terminate and be of no further force or effect upon the twentieth (20th) anniversary date of this Agreement.

     9. Third Party Beneficiary. Kaiser and the Company agree that any Secured Lender (as defined herein) shall have the right to enforce the terms and conditions of this Agreement as if they were originally a party to this Agreement. This Agreement is for the benefit of each Secured Lender.

     10.  Miscellaneous.

          (a) Definition of Person.  "Person" means any individual, corporation,
              --------------------
partnership, limited liability company, limited liability partnership, firm, joint venture, association, joint-stock company, trust or un-incorporated organization.

          (b) Amendments and Waivers.  Except as otherwise provided herein, the
              ----------------------
provisions of this Agreement may be amended or waived only upon the prior written consent of the Company and Kaiser and any Secured Lender.

          (c) Severability.  Whenever possible, each provision of this Agreement
              ------------
will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

          (d) Counterparts.  This Agreement may be executed simultaneously in
              ------------
two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same Agreement.

          (e) Descriptive Headings.  The descriptive headings of this Agreement
              --------------------
are inserted for convenience only and do not constitute a part of this Agreement.

          (f) Governing Law.  The corporate law of Delaware will govern all
              -------------
issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity and interpretation of this Agreement and the exhibits and schedules hereto will be governed by the internal law, and not the law of conflicts, of Michigan.

               CONDITIONAL DEMAND REGISTRATION RIGHTS AGREEMENT


          (g) Notices.  All notices, demands or other communications to be given
              -------
or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable express courier service (charges prepaid) or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demand and other communications will be sent to the addresses indicated below:

       To:                    Penske Motorsports, Inc.
                              13400 Outer Drive West
                              Detroit, Michigan  48239
                              Attention:  President

       With a copy to:        Robert H. Kurnick, Jr.
                              c/o Penske Auto Centers, Inc.
                              3270 W. Big Beaver Road, Suite 130
                              Troy, Michigan  48084

       To:                    Kaiser Ventures Inc.
                              3633 E. Inland Empire Boulevard, Suite 850
                              Ontario, California  91764
                              Attention:  President

       With a copy to:        Terry Cook
                              c/o Kaiser Ventures Inc.
                              3633 E. Inland Empire Boulevard, Suite 850
                              Ontario, California  91764

     or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                "Company"
                                PENSKE MOTORSPORTS, INC.


                                By:  /s/ Richard J. Peters
                                   -----------------------
                                   Richard J. Peters, President &
                                   Chief Executive Officer


                                "Kaiser"
                                KAISER VENTURES INC.


                                By:  /s/ Gerald A. Fawcett
                                   -----------------------
                                   Gerald A. Fawcett, President &
                                   Chief Operating Officer